SUBJECT TO REVISION

SERIES TERM SHEET DATED DECEMBER 15, 1998

                                  $694,828,000

                       FIRST USA CREDIT CARD MASTER TRUST
     $650,000,000 CLASS A        % ASSET BACKED CERTIFICATES, SERIES 1998-9
      $44,828,000 CLASS B        % ASSET BACKED CERTIFICATES, SERIES 1998-9

                              FIRST USA BANK, N.A.

                            TRANSFEROR AND SERVICER
                               ------------------

     THESE SECURITIES ARE INTERESTS IN FIRST USA CREDIT CARD MASTER TRUST AND ARE BACKED ONLY BY THE ASSETS OF THE TRUST. NEITHER THESE SECURITIES NOR THE ASSETS OF THE TRUST ARE OBLIGATIONS OF FIRST USA BANK, N.A. OR ANY AFFILIATE THEREOF, OR OBLIGATIONS INSURED BY THE FDIC.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THESE SECURITIES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THESE SECURITIES. THE INFORMATION PROVIDED HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THESE SECURITIES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS SERIES TERM SHEET OR THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

SALOMON SMITH BARNEY                         FIRST CHICAGO CAPITAL MARKETS, INC.

            BEAR, STEARNS & CO. INC.

                             CHASE SECURITIES INC.

                                LEHMAN BROTHERS

                                SUMMARY OF TERMS

----------------------------------------------------------------------------------------------------
 Transferor:                                  First USA Bank, National Association -- "First USA" or
                                              the "Bank"
 Servicer:                                    First USA
 Trustee:                                     The Bank of New York (Delaware)
 Pricing Date:
 Closing Date:
 Clearance and Settlement:                    DTC/Cedel/Euroclear
 Trust Assets:                                receivables originated in VISA(R) and MasterCard(R)
                                              accounts, including recoveries on charged-off
                                              receivables
----------------------------------------------------------------------------------------------------

Series Structure:                              Amount                       % of Total Series
  Class A                                      $650,000,000                 87.0%
  Class B                                      $ 44,828,000                 6.0%
  Excess Collateral                            $ 52,299,000                 7.0%
Annual Servicing Fee:                          1.5% if First USA is
                                               Servicer, or 2.0%

                                                        CLASS A                   CLASS B
                                               -------------------------    --------------------
Anticipated Ratings:*
(Moody's / S&P / Fitch IBCA)                   Aaa/AAA/AAA                  A2/A/A
Credit Enhancement:                            subordination of Class B     subordination of the
                                               and the excess collateral    excess collateral
Interest Rate:                                 ___% p.a.                    ___% p.a.
Interest Accrual Method:                       30 / 360                     30 / 360
Interest Payment Dates:                        monthly (18th)               monthly (18th)
First Interest Payment Date:                   January 19, 1999             January 19, 1999
Scheduled Payment Date:                        January 20, 2004             January 20, 2004
Commencement of Accumulation Period (subject
  to adjustment):                              December 31, 2002            December 31, 2002
Stated Series Termination Date:                September 18, 2006           September 18, 2006
Application for Exchange Listing:              Luxembourg                   Luxembourg
CUSIP Number:                                  --                           --
ISIN Number:                                   --                           --
Common Code:                                   --                           --

---------------

* It is a condition to issuance that one of these ratings be obtained.

                                STRUCTURAL SUMMARY

This summary briefly describes certain major structural components of Series 1998-9. To fully understand the terms of Series 1998-9 you will need to read both the prospectus supplement and the prospectus in their entirety. This Series Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 1998-9 Supplement to the Pooling and Servicing Agreement (as amended, the "Pooling and Servicing Agreement") between First USA Bank, N.A. (the "Bank"), as transferor (in such capacity, the "Transferor") and servicer (in such capacity, the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee").

THE SERIES 1998-9 CERTIFICATES

Your certificates represent the right to a portion of collections on the underlying Trust assets. Your certificates will also be allocated a portion of net losses on receivables, if any. Any collections of finance charges allocated to your series will be used to make interest payments, to pay a portion of the fees of First USA as servicer and to cover net losses allocated to your series. Any remaining collections of finance charges allocated to your series will be applied for the benefit of the holder of the excess collateral. Any principal collections allocated to your series in excess of the amount owed to certificates of your series on any distribution date will be shared with other series of certificates issued by First USA Credit Card Master Trust, retained in a trust account or returned to First USA. In no case will you receive more than the principal and interest owed to you under the terms described in the supplement and the prospectus.

Your certificates feature credit enhancement by means of the subordination of other interests, which is intended to protect you from net losses and shortfalls in cash flow. Credit enhancement for your series is for your series' benefit only. Credit enhancement is provided to Class A by the following:

          - subordination of Class B; and

          - subordination of the excess collateral.

Credit enhancement is provided to Class B by the following:

          - subordination of the excess collateral.

The effect of subordination is that the more subordinated interests will absorb any net losses allocated to Series 1998-9, and make up any shortfalls in cash flow, before the more senior interests are affected. On the closing date the excess collateral will be $52,299,000, or 7.0% of the initial Class A invested amount, the initial Class B invested amount and the initial excess collateral amount. If the cash flow and any subordinated interest do not cover all net losses allocated to Series 1998-9, your payments of interest and principal will be reduced and you may suffer a loss of principal.

FIRST USA CREDIT CARD MASTER TRUST

Your series is one of thirty-five series issued by First USA Credit Card Master Trust which are expected to remain outstanding as of the closing date. First USA Credit Card Master Trust is maintained by the trustee, for the benefit of:

          - certificateholders of Series 1998-9;

          - certificateholders of other series issued by First USA Credit Card Master Trust;

          - providers of credit enhancements for Series 1998-9 and other series issued by First USA Credit Card Master Trust; and

          - First USA.

Each series has a claim to a fixed dollar amount of First USA Credit Card Master Trust's assets, regardless of the total amount of receivables in the Trust at any time. First USA holds the remaining claim to First USA Credit Card Master Trust's assets, which fluctuates with the total amount of receivables in the Trust. First USA, as the holder of that amount, has the right to purchase the outstanding Series 1998-9 certificates at any time when the outstanding amount of the Series 1998-9 certificateholders' interest in the First USA Credit Card Master Trust is less than or equal to 5% of the original amount of that interest. The purchase price for these outstanding Series 1998-9 certificates will be equal to the outstanding amount plus accrued and unpaid interest on the certificates through the last day of the period on which the repurchase occurs.

SCHEDULED PRINCIPAL PAYMENTS AND POTENTIAL LATER PAYMENTS

First USA Credit Card Master Trust expects to pay the entire principal amount of Class A and the entire principal amount of Class B in one payment on January 20, 2004. In order to accumulate the funds to pay Class A and Class B on their scheduled payment date, the Trust will accumulate principal collections in a principal funding account. The Trust will deposit funds into the principal funding account on each "transfer date." The Trust will deposit funds into the principal funding account during a "controlled accumulation period." The length of the controlled accumulation period may be as long as twelve months, but will be shortened if First USA expects that a shorter period will suffice for the accumulation of the Class A, Class B and excess collateral payment amounts. The accumulation period is expected to end on January 20, 2004, when the funds on deposit in the principal funding account will be paid to Class A first, then to Class B and then to the excess collateral.

If Class A is not fully repaid on the scheduled payment date, Class A will begin to amortize by means of monthly payments of all principal collections allocated to Series 1998-9 until it is fully repaid.

After Class A is fully repaid the Trust will use principal collections allocated to Series 1998-9 to repay Class B. If Class B is not fully repaid on the scheduled payment date, Class B will begin to amortize by means of monthly payments of all monthly principal collections allocated to Series 1998-9 after Class A is fully repaid.

Prior to the commencement of an accumulation or amortization period for Series 1998-9, principal collections will be paid to First USA, retained in a trust account or shared with other series that are amortizing or in an accumulation period.

MINIMUM YIELD ON THE RECEIVABLES; POSSIBLE EARLY PRINCIPAL REPAYMENT OF SERIES 1998-9

Class A or Class B may be repaid earlier than its scheduled principal payment date if collections on the underlying receivables, together with other amounts available for payment to securityholders, are too low. The minimum amount that must be available for payment to Series 1998-9 in any month, referred to as the "base rate," is the sum of the Class A interest rate, the Class B interest rate and the excess collateral minimum interest rate, plus 2.0%. If the average Trust portfolio yield, net of losses allocated to your series, for any three consecutive months is less than the average base rate for the same three consecutive months, a "pay out event" will occur with respect to Series 1998-9 and the Trust will commence a rapid amortization of Series 1998-9, and holders of Series 1998-9 certificates will receive principal payments earlier than the scheduled principal payment date.

Series 1998-9 is also subject to several other pay out events, which could cause Series 1998-9 to amortize. If Series 1998-9 begins to amortize, Class A will receive monthly payments of principal until it is fully repaid; Class B will then receive monthly payments of principal until it is fully repaid. In that event, your certificates may be repaid prior to the scheduled payment date.

The final payment of principal and interest will be made no later than September 18, 2006, which is the stated series termination date.

TAX STATUS OF CLASS A AND CLASS B

Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to First USA, is of the opinion that under existing law the Class A and Class B certificates will be characterized as debt for U.S. federal income tax purposes.

The Transferor, the Servicer, the holders of the Class A certificates and the Class B certificates and the owners of such certificates will treat the Class A certificates and the Class B certificates as debt for Federal, state, local and foreign income and franchise tax purposes.

ERISA CONSIDERATIONS

The underwriters anticipate that both the Class A and the Class B certificates will meet the criteria for treatment as "publicly-offered securities." If so, subject to important considerations described in the supplement and in the prospectus, both the Class A and the Class B certificates will be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

MAILING ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES

The mailing address of First USA Bank, N.A., is 201 North Walnut Street, Wilmington, Delaware, 19801 and the telephone number is (302) 594-4000.

                              RECENT DEVELOPMENTS

     The Bank converted to a national bank charter on July 1, 1998 and is now named "First USA Bank, National Association". Concurrently with this charter conversion, all consumer VISA and MasterCard credit card accounts previously held by other bank subsidiaries of BANK ONE CORPORATION ("BANK ONE") were consolidated in the Bank, which also replaced Bank One, N.A. as seller/servicer for the Banc One Credit Card Master Trust and for Banc One Funding Corporation, two other BANK ONE credit card securitization vehicles. As a result of the merger of First USA, Inc. with and into BANK ONE on June 27, 1997, the Bank is now an indirect wholly-owned subsidiary of BANK ONE. The Bank added receivables in certain accounts originated by the Bank, Bank One, N.A., Bank One, Arizona, NA and other affiliates of the Bank to the Trust on July 6, 1998. On September 30, 1998 the Bank purchased the credit card portfolio of Chevy Chase Bank, F.S.B. ("Chevy Chase"). On November 16, 1998, the Bank acquired accounts formerly owned by First National Bank of Commerce ("First Commerce") as a result of a merger between First Commerce and Bank One, Louisiana, N.A. and the transfer by Bank One, Louisiana, N.A. to the Bank of substantially all of such accounts. Most recently, the Bank has entered into an agreement to purchase a portfolio of VISA and MasterCard credit card loans from General Electric Capital Corporation. The portfolio includes approximately $2.2 billion in managed credit card loans. The Bank has not added to the Trust receivables in any of the accounts acquired from Chevy Chase or First Commerce. A substantial portion of each such portfolio is currently subject to securitization through other credit card master trusts. However, the Bank may, from time to time, add to the Trust additional receivables arising in accounts originated by affiliates of the Bank or purchased by the Bank. Each such addition to the Trust of receivables in accounts originated by the Bank and affiliates of the Bank or purchased by the Bank is subject to certain restrictions on additions of Accounts in the Pooling and Servicing Agreement, including satisfaction of the Rating Agency Condition.

MERGER OF PARENT CORPORATION

     Effective October 2, 1998, BANK ONE, the parent corporation of the Bank, merged with and into First Chicago NBD Corporation, a Delaware corporation. Immediately prior to such merger, BANC ONE CORPORATION, an Ohio corporation ("BANC ONE"), also merged with and into BANK ONE, which had been a subsidiary of BANC ONE prior to such merger. BANK ONE is a bank holding company headquartered in Chicago, Illinois and registered under the Bank Holding Company Act of 1956, as amended.

     Through its banking subsidiaries, BANK ONE provides domestic retail banking, worldwide corporate and institutional banking, and trust and investment management services. At October 2, 1998, BANK ONE operated banking offices in Arizona, Colorado, Delaware, Florida, Illinois, Indiana, Kentucky, Louisiana, Michigan, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. BANK ONE also owns nonbank subsidiaries that engage in businesses related to banking and finance, including credit card and merchant processing, consumer and education finance, mortgage lending and servicing, insurance, venture capital, investment and merchant banking, trust, brokerage, investment management, leasing community development and data processing.

     BANK ONE's executive offices are located at One First National Plaza, Chicago, Illinois 60670, and its telephone number is (312) 732-4000.

INDUSTRY LITIGATION

     In October 1998, the United States Department of Justice (the "DOJ") filed an antitrust lawsuit in federal court in Manhattan against VISA U.S.A., Inc. ("VISA") and MasterCard International Incorporated ("MasterCard International") alleging that the two credit card associations restrain competition and limit consumer choice. The DOJ in such lawsuit challenges, among other things, the control of both VISA and MasterCard International by the same set of banks as well as the rules adopted by the two associations prohibiting members from offering credit cards of competitors. In public statements, both VISA and MasterCard International have contested the DOJ's allegations. The Bank is unable to predict what the effect of such lawsuit may ultimately be on the Bank's credit card business. A final adverse decision against VISA and MasterCard International, or a similar settlement with the DOJ by the two associations, could result in changes in the current associations and may result in adverse consequences for members of the two associations, such as the Bank.

                       FIRST USA'S CREDIT CARD PORTFOLIO

     The following tables set forth the delinquency and loss experience for each of the periods shown for the portfolio of VISA and MasterCard credit card accounts serviced by the Bank, including accounts originated by the affiliates of the Bank whose consumer credit card operations were consolidated in the Bank on July 1, 1998 (the "Bank Portfolio"). The tables in this Series Term Sheet that present information with respect to the Bank Portfolio include accounts originated by affiliates of the Bank for all periods shown and accounts purchased by the Bank from Chevy Chase only for September 30, 1998, the date of such purchase. In 1997 the Bank changed its charge-off policy to align it with that of BANK ONE. For the Trust, this change in charge-off policy was implemented over the course of a six month period which began in July 1997 and ended in December 1997. The Bank will now generally charge off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due. Receivables Delinquent 95 or more days and Net Losses in the following tables have been restated to reflect this change in charge-off policy for each of the periods shown.

     As of the close of business on October 31, 1998 the Receivables in the Trust Portfolio (including the Receivables in the additional Accounts added to the Trust on November 4, 1998 and December 4, 1998) represented approximately 72.7% of the Bank Portfolio. Because the Trust Portfolio represents only a portion of the Bank Portfolio, the actual delinquency and loss experience with respect to the Receivables in the Trust Portfolio may be different from that set forth below. There can be no assurance that the delinquency and loss experience for the Trust Portfolio will be similar to the historical experience set forth below because, among other things, economic and financial conditions affecting the ability of cardholders to make payments may be different from those that have prevailed during the periods reflected below.

                             DELINQUENCY EXPERIENCE
                                 BANK PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                                     AS OF DECEMBER 31, (1)
                                                    AS OF             -----------------------------------------------------
                                             SEPTEMBER 30, 1998                 1997                        1996
                                          -------------------------   -------------------------   -------------------------
                                                        PERCENTAGE                  PERCENTAGE                  PERCENTAGE
                                                         OF TOTAL                    OF TOTAL                    OF TOTAL
                                          RECEIVABLES   RECEIVABLES   RECEIVABLES   RECEIVABLES   RECEIVABLES   RECEIVABLES
                                          -----------   -----------   -----------   -----------   -----------   -----------
Receivables Outstanding(2)..............  $45,296,441     100.00%     $38,365,291     100.00%     $32,152,788     100.00%
                                          ===========     ======      ===========     ======      ===========     ======
Receivables Delinquent:
  35-64 days............................  $   560,595       1.24%     $   640,045       1.67%     $   559,006       1.74%
  65-94 days............................      382,077       0.84          418,035       1.09          384,729       1.20
  95 or more days(3)....................      926,399       2.05          856,142       2.23          711,170       2.21
                                          -----------     ------      -----------     ------      -----------     ------
    Total...............................  $ 1,869,071       4.13%     $ 1,914,222       4.99%     $ 1,654,905       5.15%
                                          ===========     ======      ===========     ======      ===========     ======

                                           AS OF DECEMBER 31, (1)
                                          -------------------------
                                                    1995
                                          -------------------------
                                                        PERCENTAGE
                                                         OF TOTAL
                                          RECEIVABLES   RECEIVABLES
                                          -----------   -----------
Receivables Outstanding(2)..............  $27,080,267     100.00%
                                          ===========     ======
Receivables Delinquent:
  35-64 days............................  $   363,541       1.34%
  65-94 days............................      219,439       0.81
  95 or more days(3)....................      373,744       1.38
                                          -----------     ------
    Total...............................  $   956,724       3.53%
                                          ===========     ======

------------

(1) The information set forth in the table above is stated on a basis consistent with the Bank's current fiscal year. The Bank changed its fiscal year end from June 30 to December 31 in connection with the merger of First USA, Inc. with and into BANK ONE.
(2) The Receivables Outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts.
(3) The amount of Receivables Delinquent 95 or more days for each of the periods shown is stated on a basis consistent with the Bank's current policy of charging off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy, which applied during the periods shown above, was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due.

                                LOSS EXPERIENCE
                                 BANK PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                               NINE MONTHS
                                                  ENDED             YEAR ENDED DECEMBER 31, (1)
                                              SEPTEMBER 30,   ----------------------------------------
                                                  1998           1997           1996          1995
                                              -------------   -----------   ------------   -----------
Average Receivables Outstanding(2)..........   $38,694,129    $34,719,927   $ 28,991,843   $21,434,452
Gross Charge-Offs(3)........................   $ 1,802,631    $ 2,129,877   $  1,555,319   $   758,440
Gross Charge-Offs as a percentage of Average
  Receivables Outstanding(4)................          6.23%          6.13%          5.36%         3.54%
Recoveries(5)...............................   $   187,993    $   199,041   $    116,602   $    68,114
Net Losses(5)...............................   $ 1,614,638    $ 1,930,836   $  1,438,717   $   690,326
Net Losses as a percentage of Average
  Receivables Outstanding(4)................          5.58%          5.56%          4.96%         3.22%

------------
(1) The information set forth in the table above is stated on a basis consistent with the Bank's current fiscal year. The Bank changed its fiscal year end from June 30 to December 31 in connection with the merger of First USA, Inc. with and into BANK ONE.
(2) Average Receivables Outstanding is the average daily receivables during the periods indicated.
(3) Gross Charge-Offs are principal charge-offs before recoveries and do not include the amount of any reductions in Average Receivables Outstanding due to fraud, returned goods or customer disputes.
(4)  Annualized.
(5) Recoveries are included in the Trust as of July 1, 1996. Net Losses for each of the periods shown are stated on a basis consistent with the Bank's current policy of charging off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy, which applied during the periods shown above, was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due.

SUMMARY OF MONTHLY PAYMENT RATES

     The following table sets forth the highest and lowest cardholder monthly payment rates for the Bank Portfolio during any month in the periods shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of principal Receivables and finance charge Receivables with respect to the Accounts.

                        CARDHOLDER MONTHLY PAYMENT RATES
                                 BANK PORTFOLIO

                                                     NINE MONTHS
                                                        ENDED            YEAR ENDED DECEMBER 31, (1)
                                                    SEPTEMBER 30,       -----------------------------
                                                        1998            1997        1996        1995
                                                    -------------       -----       -----       -----
Lowest Month......................................      13.20%          11.73%      10.75%      10.58%
Highest Month.....................................      15.46%          14.54%      11.84%      11.77%
Monthly Average...................................      14.47%          12.96%      11.39%      11.24%

RECEIVABLE YIELD CONSIDERATIONS

     The portfolio yield on the Bank Portfolio for each of the three years contained in the period ended December 31, 1997 and for the nine months ended September 30, 1998 is set forth in the table below. The portfolio yields in the table are calculated on an accrual basis. The portfolio yield on Receivables included in the Trust is calculated on a cash basis. Portfolio yields calculated on an accrual basis may differ from portfolio yields calculated on a cash basis due to (a) a lag between when finance charges and fees are charged to cardholder accounts and when such finance charges and fees are collected and (b) finance charges and fees that are not ultimately collected from the cardholder. However, during the three years contained in the period ended December 31, 1997 and for the nine months ended September 30, 1998, portfolio yield on an accrual basis approximated portfolio yield on a cash basis. Portfolio yield on both an accrual and a cash basis will also be affected by numerous factors, including changes in the periodic rates, variations in the rate of payments and new borrowings on the Accounts, the amount of the annual membership fees and other charges, changes in the delinquency and loss rates on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur periodic finance charges, which may in turn be caused by a variety of factors, including seasonal variations, the availability of other sources of credit and general economic conditions. Interchange allocated to the Trust with respect to the Receivables may vary from the amounts included in the table below because Interchange will be included in the Trust on an estimated basis by initially treating 1.3% of collections on the Receivables, other than collections with respect to periodic finance charges, annual membership fees and other charges, as "Discount Receivables".

                                PORTFOLIO YIELD
                                 BANK PORTFOLIO

                                                      NINE
                                                     MONTHS
                                                     ENDED              YEAR ENDED DECEMBER 31,
                                                   SEPT. 30,        --------------------------------
                                                      1998           1997         1996         1995
                                                   ----------       ------       ------       ------
Average account monthly accrued fees and
  charges(1)(2)..................................    $39.36         $36.81       $32.51       $26.86
Average account balance(3).......................    $2,709         $2,691       $2,382       $1,996
Portfolio yield from fees and charges(1)(4)......     17.44%         16.41%       16.38%       16.15%

------------
(1) Fees and charges are comprised of Periodic Finance Charges, Interchange, Annual Membership Fees and Other Charges.
(2) Average account monthly accrued fees and charges are presented net of adjustments made pursuant to the Bank's normal servicing procedures, including removal of incorrect or disputed Periodic Finance Charges, and include Interchange.
(3) Average account balance includes Purchases, Cash Advances and accrued and unpaid Periodic Finance Charges, Annual Membership Fees and Other Charges and is calculated based on the average of the month end balances for accounts with balances.
(4)  Annualized.

     The increase in portfolio yield for the years ended December 31, 1996 and December 31, 1997 and for the nine months ended September 30, 1998 reflects changes in the overall pricing distribution of the Bank Portfolio. The actual portfolio yield with respect to the Receivables in the Trust Portfolio may be different from that set forth above.

                                THE RECEIVABLES

     The Receivables in the Accounts selected from the Bank Portfolio included in the Trust on the basis of criteria set forth in the Pooling and Servicing Agreement (the "Trust Portfolio") (including the additional Accounts added to the Trust on November 4, 1998 and December 4, 1998), as of the close of business on October 31, 1998, consisted of $32,178,230,399 of principal Receivables and $1,036,023,322 of finance charge Receivables. On the Closing Date, the
Transferor will deposit $          into the Finance Charge Account, which will
be applied as collections of finance charge Receivables received during the initial Monthly Period and allocated to Series 1998-9. The Accounts, including such additional Accounts added or to be added, had an average principal Receivable balance of $1,351 (including accounts with a zero balance) and an average credit limit of $8,412. The percentage of the aggregate total Receivable balance to the aggregate total credit limit was 16.6%.

     As of October 31, 1998, cardholders whose Accounts are included in the Trust Portfolio, including such additional Accounts, had billing addresses in 50 states, the District of Columbia and other United States territories and possessions. As of October 31, 1998, 71% of the Accounts, including such additional Accounts, were premium accounts and 29% were standard accounts, and the aggregate principal Receivable balances of premium accounts and standard accounts, as a percentage of the aggregate total principal Receivables, were 83% and 17%, respectively.

     The following tables summarize the Trust Portfolio (including the additional Accounts added to the Trust on November 4, 1998 and December 4, 1998) by various criteria as of the close of the business on October 31, 1998. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                         COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO

                                                    PERCENTAGE OF
                                                        TOTAL                           PERCENTAGE OF
                                      NUMBER OF        NUMBER           AMOUNT OF           TOTAL
ACCOUNT BALANCE                        ACCOUNTS      OF ACCOUNTS       RECEIVABLES       RECEIVABLES
---------------                       ----------    -------------    ---------------    -------------
Credit Balance......................     338,612          1.4%       $   (61,100,633)        (0.2%)
No Balance..........................  11,790,522         49.5                     --           --
$0.01 to $2,000.00..................   6,460,923         27.1          3,932,599,422         11.8
$2,000.01 to $5,000.00..............   2,882,742         12.1          9,998,818,633         30.1
$5,000.01 to $10,000.00.............   1,849,772          7.9         12,835,453,151         38.7
$10,000.01 or More..................     487,959          2.0          6,508,483,148         19.6
                                      ----------        -----        ---------------        -----
     TOTAL..........................  23,810,530        100.0%       $33,214,253,721        100.0%
                                      ==========        =====        ===============        =====

                          COMPOSITION BY CREDIT LIMIT
                                TRUST PORTFOLIO

                                                    PERCENTAGE OF
                                                        TOTAL                           PERCENTAGE OF
                                      NUMBER OF        NUMBER           AMOUNT OF           TOTAL
ACCOUNT BALANCE                        ACCOUNTS      OF ACCOUNTS       RECEIVABLES       RECEIVABLES
---------------                       ----------    -------------    ---------------    -------------
$0.00 to $2,000.....................   2,373,630         10.0%       $   742,029,655          2.2%
$2,000.01 to $5,000.00..............   5,273,928         22.1          5,718,975,510         17.3
$5,000.01 to $10,000.00.............   8,659,518         36.4         12,395,412,687         37.3
$10,000.01 or More..................   7,503,454         31.5         14,357,835,869         43.2
                                      ----------        -----        ---------------        -----
     TOTAL..........................  23,810,530        100.0%       $33,214,253,721        100.0%
                                      ==========        =====        ===============        =====

                      COMPOSITION BY PERIOD OF DELINQUENCY
                                TRUST PORTFOLIO

                                                    PERCENTAGE OF
                                                        TOTAL                           PERCENTAGE OF
                                      NUMBER OF        NUMBER           AMOUNT OF           TOTAL
PAYMENT STATUS                         ACCOUNTS      OF ACCOUNTS       RECEIVABLES       RECEIVABLES
--------------                        ----------    -------------    ---------------    -------------
Not Delinquent......................  23,132,122         97.1%       $30,435,710,976         91.7%
Up to 34 Days.......................     400,519          1.7          1,496,430,551          4.5
35 to 64 Days.......................     102,856          0.4            431,611,367          1.3
65 to 94 Days.......................      60,255          0.3            278,287,121          0.8
95 or More Days.....................     114,778          0.5            572,213,706          1.7
                                      ----------        -----        ---------------        -----
     TOTAL..........................  23,810,530        100.0%       $33,214,253,721        100.0%
                                      ==========        =====        ===============        =====

                         COMPOSITION OF ACCOUNTS BY AGE
                                TRUST PORTFOLIO

                                                    PERCENTAGE OF
                                                        TOTAL                           PERCENTAGE OF
                                      NUMBER OF        NUMBER          AMOUNTS OF           TOTAL
ACCOUNT AGE                            ACCOUNTS      OF ACCOUNTS       RECEIVABLES       RECEIVABLES
-----------                           ----------    -------------    ---------------    -------------
Less than or equal to 6 Months......   3,026,313         12.7%       $ 3,960,796,472         11.9%
Over 6 Months to 12 Months..........   3,672,281         15.4          4,840,267,518         14.6
Over 12 Months to 24 Months.........   5,822,438         24.5          7,801,346,023         23.5
Over 24 Months to 36 Months.........   3,397,378         14.3          4,759,333,670         14.3
Over 36 Months to 48 Months.........   3,018,721         12.7          4,937,465,093         14.9
Over 48 Months to 60 Months.........   2,461,045         10.3          3,298,412,895          9.9
Over 60 Months......................   2,412,354         10.1          3,616,632,050         10.9
                                      ----------        -----        ---------------        -----
     TOTAL..........................  23,810,530        100.0%       $33,214,253,721        100.0%
                                      ==========        =====        ===============        =====

                     COMPOSITION BY GEOGRAPHIC DISTRIBUTION
                                TRUST PORTFOLIO

                                                                          PERCENTAGE
                                                                           OF TOTAL                        PERCENTAGE
                                                            NUMBER OF     NUMBER OF        AMOUNT OF        OF TOTAL
STATE                                                        ACCOUNTS      ACCOUNTS       RECEIVABLES      RECEIVABLES
-----                                                       ----------    ----------    ---------------    -----------
Alabama...................................................    275,565         1.2%      $   402,731,944         1.2%
Alaska....................................................     49,542         0.2            91,602,902         0.3
Arizona...................................................    415,363         1.7           598,646,700         1.8
Arkansas..................................................    188,101         0.8           257,611,044         0.8
California................................................  2,713,847        11.3         4,316,641,427        13.0
Colorado..................................................    446,566         1.9           600,895,979         1.8
Connecticut...............................................    349,448         1.5           501,144,299         1.5
Delaware..................................................     79,517         0.3            97,664,747         0.3
District of Columbia......................................     40,614         0.2            65,912,537         0.2
Florida...................................................  1,491,123         6.3         2,103,973,499         6.3
Georgia...................................................    539,741         2.3           837,933,108         2.5
Hawaii....................................................     96,603         0.4           161,289,168         0.5
Idaho.....................................................    104,537         0.4           147,226,778         0.4
Illinois..................................................  1,075,209         4.5         1,436,715,396         4.3
Indiana...................................................    522,614         2.2           639,180,050         1.9
Iowa......................................................     44,333         0.2            46,913,078         0.1
Kansas....................................................    218,002         0.9           293,508,579         0.9
Kentucky..................................................    376,562         1.6           411,878,656         1.2
Louisiana.................................................    385,757         1.6           535,006,306         1.6
Maine.....................................................     95,482         0.4           127,061,516         0.4
Maryland..................................................    477,994         2.0           741,116,147         2.2
Massachusetts.............................................    677,464         2.8           851,210,711         2.6
Michigan..................................................    751,693         3.2         1,059,918,117         3.2
Minnesota.................................................    345,642         1.5           397,008,906         1.2
Mississippi...............................................    159,175         0.7           223,152,903         0.7
Missouri..................................................    433,494         1.8           560,093,147         1.7
Montana...................................................     83,987         0.4           117,428,612         0.4
Nebraska..................................................    145,863         0.6           163,434,420         0.5
Nevada....................................................    174,829         0.7           303,251,216         0.9
New Hampshire.............................................    107,930         0.5           152,572,691         0.5
New Jersey................................................    828,948         3.5         1,173,615,526         3.5
New Mexico................................................    141,439         0.6           206,989,992         0.6
New York..................................................  1,606,039         6.7         2,313,554,233         7.0
North Carolina............................................    520,090         2.2           704,139,100         2.1
North Dakota..............................................     51,854         0.2            59,645,505         0.2
Ohio......................................................  1,334,560         5.6         1,586,993,475         4.8
Oklahoma..................................................    354,132         1.5           473,032,922         1.4
Oregon....................................................    343,791         1.4           482,215,469         1.5
Pennsylvania..............................................  1,069,996         4.5         1,263,615,814         3.8
Rhode Island..............................................     95,239         0.4           128,245,100         0.4
South Carolina............................................    249,723         1.0           329,161,842         1.0
South Dakota..............................................     53,968         0.2            69,541,285         0.2
Tennessee.................................................    339,672         1.4           435,648,135         1.3
Texas.....................................................  2,077,133         8.7         3,144,109,219         9.5
Utah......................................................    193,994         0.8           227,742,559         0.7
Vermont...................................................     49,667         0.2            68,329,900         0.2
Virginia..................................................    585,950         2.5           871,226,815         2.6
Washington................................................    570,606         2.4           864,908,212         2.6
West Virginia.............................................    165,633         0.7           212,639,141         0.6
Wisconsin.................................................    202,533         0.9           190,000,640         0.6
Wyoming...................................................     46,318         0.2            60,863,873         0.2
Other.....................................................     62,648         0.3           105,310,381         0.3
                                                            ----------      -----       ---------------       -----
        TOTAL.............................................  23,810,530      100.0%      $33,214,253,721       100.0%
                                                            ==========      =====       ===============       =====

     Since the largest number of cardholders (based on billing addresses) whose accounts were included in the Trust as of October 31, 1998 were in California, Texas, New York, Florida and Ohio, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the Certificates.